UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2017

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	000-54483	66-0770448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Chalan Santo Papa Hagatna, Guam	96910
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee of BankGuam Holding Company (the “Company”) recently completed a competitive bidding process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017. On April 7, 2017, the Audit Committee engaged the services of Crowe Horwath LLP as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2017.

As a result of the engagement, the Company did not renew the engagement of its previous independent registered public accounting firm Squar Milner LLP (“Squar Milner”) effective the same date. The change in accounting firms did not result from any dissatisfaction of the Audit Committee or the Company with the quality or delivery of professional services rendered by Squar Milner.

The audit reports of Squar Milner on the Company’s consolidated financial statements as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2016 and 2015, and through the date of this Current Report, there were: (1) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) between the Company and Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Squar Milner, would cause Squar Milner to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Squar Milner with a copy of the foregoing disclosures and has requested that Squar Milner review the disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K stating that it agrees with the statements made above. A copy of such letter dated April 12, 2017, is attached to this report as Exhibit 16.1.

During the two most recent fiscal years and through the date of this Current Form, the Company has not consulted with Crowe Horwath LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

16.1	Letter dated April 12, 2017 from Squar Milner LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: April 12, 2017	BankGuam Holding Company

	By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero
President and Chief Executive Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

16.1	Letter dated April 12, 2017 from Squar Milner LLP to the Securities and Exchange Commission